UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.1)
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Blue Safari Group Acquisition Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BLUE SAFARI GROUP ACQUISITION CORP.
The Sun’s Group Center
29 Floor
200 Gloucester Road
Wan Chai, Hong Kong
November 21, 2022
Dear Shareholders:
On behalf of the Board of Directors of Blue Safari Group Acquisition Corp. (the “Company,” “BSGA”, “Blue Safari” or “we”), I invite you to attend our Extraordinary General Meeting of Shareholders at 9 a.m. Eastern Time on December 5, 2022 (the “Extraordinary General Meeting”). We hope you can join us and participate by virtual attendance or in person. BSGA will be holding the Extraordinary General Meeting at the offices of Davis Polk & Wardwell LLP located at 450 Lexington Avenue, New York, NY 10017 and virtually at https://www.cstproxy.com/bluesafarigroup/2022.
The Notice of Extraordinary General Meeting of Shareholders, the Proxy Statement and the proxy card accompanying this letter are also available at https://www.cstproxy.com/bluesafarigroup/2022. We are first mailing these materials to our shareholders on or about November 21, 2022.
As discussed in the enclosed Proxy Statement, the Extraordinary General Meeting will be devoted to (i) a proposal to amend and restate (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “Charter”) to, among other things, extend the date by which the Company has to consummate a business combination (the “Extension”) up to four (4) times for an additional three months each time from December 14, 2022 (the “Current Termination Date”) to December 14, 2023 (the termination date as so extended, the “Extended Termination Date”) by deleting the Charter in its entirety and substitute it with the second amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying Proxy Statement (we refer to this proposal as the “Charter Amendment Proposal”); and (ii) a proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes to approve the Charter Amendment Proposal (we refer to this proposal as the “Adjournment Proposal”).
The purpose of the Charter Amendment is to allow the Company an option to further extend the time to complete a business combination (the “Combination Period”). Pursuant to the Company’s Charter, the Company currently has until December 14, 2022 (18 months from the consummation of its IPO after two (2) three-month extensions) to complete its initial business combination. As previously announced, the Company has entered into an Amended and Restated Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement,” and the transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination”) dated as of December 15, 2021, with Bitdeer Technologies Holding Company, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Bitdeer”), Bitdeer Technologies Group, an exempted company with limited liability incorporated under the laws of the Cayman Islands (“BTG”), Blue Safari Merge Limited, a British Virgin Islands business company and a wholly-owned subsidiary of BTG (“Merger Sub 1”), Blue Safari Merge II Limited, a British Virgin Islands business company and a wholly-owned subsidiary of BTG (“Merger Sub 2”), Bitdeer Merge Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of BTG (“Merger Sub 3”) and Blue Safari Mini Corp., an exempted company incorporated with limited liability under the laws of the Cayman Islands and a wholly-owned subsidiary of the Company. Pursuant to the Merger Agreement and subject to the terms and conditions therein, the Business Combination will be effected in the following steps: (i) Merger Sub 1 will merge with and into Blue Safari with Blue Safari being the surviving entity (the “First SPAC Merger”) and becoming a wholly-owned subsidiary of BTG, (ii) immediately following the First SPAC Merger, Blue Safari will merge with and into Merger Sub 2 with Merger Sub 2 being the surviving entity (the “Second SPAC Merger”, and together with the First SPAC Merger, the “Initial Mergers”), and (iii) following the Initial Mergers, Merger Sub 3 will merge with and into Bitdeer, with Bitdeer being the surviving entity and becoming a wholly-owned subsidiary of BTG.

Our Board of Directors has unanimously (i) approved and declared advisable the Merger Agreement and the Business Combination, and (ii) resolved to recommend approval of the Merger Agreement and related matters by our shareholders. The Company will hold a separate meeting of shareholders to consider and approve the proposed Business Combination and a proxy statement/prospectus will be sent to all its shareholders.
The Company and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before December 14, 2022 (the Current Termination Date) to hold a shareholders’ meeting to obtain the requisite shareholder approval of, and to consummate, the Business Combination. Management believes that it can close the Business Combination before December 14, 2023. Bitdeer is willing to make a loan of at least $862,500 to the Company, or an aggregate of at least $3,450,000 (assuming no redemptions in each case) if the maximum time allowed for the Extension is sought (we refer to each loan as a “Contribution”) so the Company can deposit into the trust account established for the benefit of the public shareholders in connection with the IPO (the “Trust Account”) the Contribution amount as the extension payment for each three-month extension proposed hereby. The Contribution will be deposited in the Trust Account within five (5) business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution, which will be made on the day when the Charter Amendment is filed and becomes effective. The Contribution(s) will bear no interest and will be repayable by the Company to Bitdeer only upon consummation of an initial business combination. The loans will be forgiven by Bitdeer or its affiliates if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Charter Amendment Proposal is more fully described in the accompanying Proxy Statement.
Our Board of Directors has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination up to four (4) times for an additional three months each time from December 14, 2022 to December 14, 2023, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date. If the Charter Amendment proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. In the event we wind up, there will be no distribution from the Trust Account with respect to our rights to receive ordinary shares upon the consummation of an initial business combination and the rights will expire worthless.
You are not being asked to vote on any business combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the Business Combination when it is submitted to a vote by the shareholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought in connection with the Business Combination) or the Company has not consummated the business combination by the applicable termination date.
In connection with the Charter Amendment, public shareholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. If the Charter Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to a vote by the shareholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment. Each redemption of shares by our public shareholders will decrease the amount in our Trust Account, which held approximately $59.8 million as of November 17, 2022. In addition, public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Termination Date. As of the date of this proxy statement, BSG First Euro Investment Corp. (“Sponsor”) owns (i) an aggregate of 1,437,500 shares of the Company’s Class B ordinary shares, which we refer to as the “Founder Shares,” that were issued prior to our initial public offering (“IPO”) and (ii) 292,500 units, which we refer to as the “Private Placement Units”, that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO. If a business combination is not completed by the Extended Termination Date, the Founder Shares and the Private Placement Units held by the Sponsor will become worthless.
To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting (or December 1, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
As of November 17, 2022, there was approximately $59.8 million in the Trust Account. If the Charter Amendment Proposal is approved and the Company extends the Combination Period up to December 14, 2023, with one (1) three-month extension after December 14, 2022, the redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation, as applicable, will be approximately $10.35 per share (without taking into account any interest).
Our Board has fixed the close of business on November 3, 2022, as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.
We know that many of our shareholders will be unable to attend the Extraordinary General Meeting in person or online. We are soliciting proxies so that each shareholder of record has an opportunity to vote on all matters that are scheduled to come before the shareholders at the Extraordinary General Meeting. Whether or not you plan to participate at the Extraordinary General Meeting in person, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the Extraordinary General Meeting. Regardless of the number of BSGA shares you own, your attendance in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.
After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Enclosed is the proxy statement containing detailed information concerning the Charter Amendment at the Extraordinary General Meeting. Whether or not you plan to participate in person in the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares. Thank you for your continuing interest in Blue Safari Group Acquisition Corp.
Sincerely,
/s/ Naphat Sirimongkolkasem

Naphat Sirimongkolkasem
Chief Financial Officer

Blue Safari Group Acquisition Corp.
The Sun’s Group Center
29 Floor
200 Gloucester Road
Wan Chai, Hong Kong
NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE
HELD ON DECEMBER 5, 2022
To the Shareholders of Blue Safari Group Acquisition Corp.:
NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting of Shareholders of Blue Safari Group Acquisition Corp. (the “Company,” “BSGA” or “we”), a British Virgin Islands business company, will be held on December 5, 2022, at 9 a.m. Eastern Time, at the offices of Davis Polk & Wardwell LLP located at 450 Lexington Avenue, New York, NY 10017 and also virtually at https://www.cstproxy.com/bluesafarigroup/2022.
The purpose of the Extraordinary General Meeting will be to consider and vote upon the following proposals:
1.
A proposal to amend and restate (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “Charter”) to, among other things, extend the date by which the Company has to consummate a business combination (the “Extension”) up to four (4) times for an additional three months each time from December 14, 2022 (the “Current Termination Date”) to December 14, 2023 (the termination date as so extended, the “Extended Termination Date”) by deleting the Charter in its entirety and substitute it with the second amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying Proxy Statement.

2.
A proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes to approve the Charter Amendment Proposal (the “Adjournment Proposal”).

The Board has fixed the close of business on November 3, 2022 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments thereof.
By Order of the Board of Directors
Naphat Sirimongkolkasem
Chief Financial Officer
November 21, 2022

IMPORTANT
WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE EXTRAORDINARY GENERAL MEETING IN PERSON OR VIRTUALLY, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA OR SUBMIT YOUR PROXY THROUGH THE INTERNET AS PROMPTLY AS POSSIBLE.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 5, 2022. THIS PROXY STATEMENT TO THE SHAREHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/bluesafarigroup/2022. THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY IS:
Blue Safari Group Acquisition Corp.
The Sun’s Group Center
29 Floor
200 Gloucester Road
Wan Chai, Hong Kong

PROXY STATEMENT
FOR
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 5, 2022
FIRST MAILED ON OR ABOUT NOVEMBER 21, 2022
Date, Time and Place of the Extraordinary General Meeting
The enclosed proxy is solicited by the Board of Directors (the “Board”) of Blue Safari Group Acquisition Corp. (the “Company,” “BSGA,” or “we”), a British Virgin Islands business company, in connection with the Extraordinary General Meeting of Shareholders to be held on December 5, 2022, at 9 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Extraordinary General Meeting, and any adjournments thereof, at the offices of Davis Polk & Wardwell LLP located at 450 Lexington Avenue, New York, NY 10017 and also virtually at https://www.cstproxy.com/bluesafarigroup/2022.
The principal executive office of the Company is The Sun’s Group Center, 29 Floor, 200 Gloucester Road, Wan Chai, Hong Kong, and its telephone number, including area code is +852 9258 9728.
Purpose of the Extraordinary General Meeting
At the Extraordinary General Meeting, you will be asked to consider and vote upon the following matters:
1.
A proposal to amend and restate (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “Charter”) to, among other things, extend the date by which the Company has to consummate a business combination (the “Extension”) up to four (4) times for an additional three months each time from December 14, 2022 (the “Current Termination Date”) to December 14, 2023 (the termination date as so extended, the “Extended Termination Date”) by deleting the Charter in its entirety and substitute it with the second amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying Proxy Statement.

2.
A proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes to approve the Charter Amendment Proposal (the “Adjournment Proposal”).

Pursuant to the Company’s Charter, the Company currently has until December 14, 2022 (after two three-month extensions) to complete its initial business combination. As previously announced, the Company has entered into an Amended and Restated Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement,” and the transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination”) dated as of December 15, 2021, with Bitdeer Technologies Holding Company, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Bitdeer”), Bitdeer Technologies Group, an exempted company with limited liability incorporated under the laws of the Cayman Islands (“BTG”), Blue Safari Merge Limited, a British Virgin Islands business company and a wholly-owned subsidiary of BTG (“Merger Sub 1”), Blue Safari Merge II Limited, a British Virgin Islands business company and a wholly-owned subsidiary of BTG (“Merger Sub 2”), Bitdeer Merge Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of BTG (“Merger Sub 3”) and Blue Safari Mini Corp., an exempted company incorporated with limited liability under the laws of the Cayman Islands and a wholly-owned subsidiary of the Company. Pursuant to the Merger Agreement and subject to the terms and conditions therein, the Business Combination will be effected in the following steps: (i) Merger Sub 1 will merge with and into Blue Safari with Blue Safari being the surviving entity (the “First SPAC Merger”) and becoming a wholly-owned subsidiary of BTG, (ii) immediately following the First SPAC Merger, Blue Safari will merge with and into Merger Sub 2 with Merger Sub 2 being the surviving entity (the “Second SPAC Merger”, and together with the First SPAC Merger, the “Initial Mergers”), and (iii) following the Initial Mergers,

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Merger Sub 3 will merge with and into Bitdeer, with Bitdeer being the surviving entity and becoming a wholly-owned subsidiary of BTG.
Our Board of Directors has unanimously (i) approved and declared advisable the Merger Agreement and the Business Combination, and (ii) resolved to recommend approval of the Merger Agreement and related matters by our shareholders. We will hold a separate meeting of shareholders to consider and approve the proposed Business Combination and a separate proxy statement/prospectus in relation thereto will be sent to all our shareholders. The Company and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before December 14, 2022 (the Current Termination Date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, the Business Combination. Management believes that it can close the Business Combination before December 14, 2023. Bitdeer is willing to make a loan of at least $862,500 to the Company, or an aggregate of at least $3,450,000 (assuming no redemptions in each case) if the maximum time allowed for the Extension is sought (we refer to each loan as a “Contribution”) so the Company can deposit into the trust account established for the benefit of the public shareholders in connection with the IPO (the “Trust Account”) the Contribution amount as the extension payment for each three-month extension. The Contribution will be deposited in the Trust Account within five (5) business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution, which will be made on the day when the Charter Amendment is filed and becomes effective. The Contribution(s) will bear no interest and will be repayable by the Company to Bitdeer only upon consummation of an initial business combination. The loans will be forgiven by Bitdeer or its affiliates if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.
Our Board of Directors has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination up to four (4) times for an additional three months each time from December 14, 2022 to December 14, 2023, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.
If the Charter Amendment Proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. In the event we wind up, there will be no distribution from the Trust Account with respect to our rights to receive ordinary shares upon the consummation of an initial business combination and the rights will expire worthless.
Voting Rights and Revocation of Proxies
The record date with respect to this solicitation is the close of business on November 3, 2022 (the “Record Date”) and only shareholders of record on that day will be entitled to vote at the Extraordinary General Meeting and any adjournments thereof.
Holders of the Company’s Class A ordinary shares and Class B ordinary shares (collectively, “Ordinary Shares”) will vote together as a single class, with each share entitling the holder thereof to one vote. The Company’s Ordinary Shares represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. The proxy may be revoked by the shareholders at any time prior to its being voted by filing with the Secretary of the Company either by a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our shareholders on or about November 21, 2022.

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Dissenters’ Right of Appraisal
Holders of Ordinary Shares do not have appraisal rights under the laws of British Virgin Islands or under the governing documents of the Company in connection with this solicitation.
Outstanding Shares and Quorum
The number of outstanding Ordinary Shares entitled to vote at the meeting is 7,537,500. Each Ordinary Share is entitled to one vote. The presence by proxy or attendance, in person or virtually, at the Extraordinary General Meeting of the holders of not less than 50 percent of the votes of the Ordinary Shares entitled to vote at the Extraordinary General Meeting will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.
Broker Non-Votes
Holders of Ordinary Shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a shareholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.
Proposal 1 (Charter Amendment) is a matter that we believe will be considered “non-routine.”
Proposal 2 (Adjournment) is a matter that we believe will be considered “routine.”
Banks or brokerages cannot use discretionary authority to vote shares on Proposal 1 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.
Required Votes for Each Proposal to Pass
Assuming the presence of a quorum at the Extraordinary General Meeting:
Proposal	Vote Required	Broker Discretionary Vote Allowed
Charter Amendment	Majority of the shares present in person physically or by virtual attendance or represented by proxy which were present at the Extraordinary General Meeting and were voted	No
Adjournment	Majority of the shares present in person physically or by virtual attendance or represented by proxy which were present at the Extraordinary General Meeting and were voted	Yes
An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.
Voting Procedures
Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Extraordinary General Meeting. Your proxy card shows the number of Ordinary Shares that you own.
•
You can vote your shares in advance of the Extraordinary General Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your

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Ordinary Shares will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” each of the Charter Amendment Proposal and the Adjournment Proposal.
•
You can participate in the Extraordinary General Meeting and vote in person physically or by virtual attendance even if you have previously voted by submitting a proxy. However, if your Ordinary Shares are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your Ordinary Shares.

Solicitation of Proxies
Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Extraordinary General Meeting. The Company has engaged Advantage Proxy to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company has agreed to pay Advantage Proxy its customary fee and out-of-pocket expenses. The Company will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:
Advantage Proxy
P.O. Box 13581 Des
Moines, WA 98198 Toll
Free: 877-870-8565
Collect: 206-870-8565
ksmith@advantageproxy.com
The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Extraordinary General Meeting, will be borne by the Company.
Some banks and brokers have customers who beneficially own ordinary shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.
Delivery of Proxy Materials to Shareholders
Only one copy of this Proxy Statement will be delivered to an address where two or more shareholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the shareholders’ prior express or implied consent.
We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other shareholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of Proxy Statement for future shareholder meetings of the Company, please specify such request to Advantage Proxy, P.O. Box 13581, Des Moines, WA 98198, Toll Free: 877-870-8565, ksmith@advantageproxy.com.
If you share an address with at least one other shareholder and currently receive multiple copies of Proxy Statement, and you would like to receive a single copy of Proxy Statement, please specify such request to Advantage Proxy, P.O. Box 13581, Des Moines, WA 98198, Toll Free: 877-870-8565, ksmith@advantageproxy.com.
Redemption Rights
Pursuant to our Charter, any holders of our public shares may demand that such shares be redeemed for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated

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as of two business days prior to the Extraordinary General Meeting. Regardless whether you vote for or against the Charter Amendment, if your request is properly made and the Charter Amendment is approved, these shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our IPO (calculated as of two business days prior to the Extraordinary General Meeting). For illustrative purposes, based on funds in the Trust Account of approximately $59.8 million on November 17, 2022, the estimated per share redemption price would have been approximately $10.40.
In order to exercise your redemption rights, you must:

•
submit a request in writing prior to 5:00 p.m., Eastern Time on December 1, 2022 (two business days before the Extraordinary General Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company 1
State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com
and
•
deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before the Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.
If you exercise your redemption rights, your Ordinary Shares will cease to be outstanding immediately prior to the Extraordinary General Meeting (assuming the Charter Amendment Proposal is approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.
If the Charter Amendment is not approved and we do not consummate an initial business combination by December 14, 2022, we may be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public shareholders and our rights to receive ordinary shares upon the consummation of an initial business combination and the rights will expire worthless.
Holders of outstanding units must separate the underlying public shares and public rights prior to exercising redemption rights with respect to the public shares.
If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units.

5

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.
Implications of the Investment Company Act
With respect to the regulation of special purpose acquisition companies like us (“SPACs”), on March 30, 2022, the Securities and Exchange Commission (the “SEC”) issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.
There is currently uncertainty concerning the implications of the Investment Company Act on a SPAC, including a company like ours, that does not complete its initial business combination within 24 months after the effective date of the registration statement relating to our IPO. While the funds in the Trust Account have, since the Company’s IPO, been held only in U.S. government treasury bills with a maturity of 180 days or less or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act, to mitigate the risk of being viewed as operating as an unregistered investment company, we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, or June 9, 2023, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or our liquidation. Following the liquidation of the Trust Account assets, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the Trust Account had remained in U.S. government securities or money market funds.
In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public shareholders would receive upon any redemption or our liquidation. For more information, see the section entitled “Risk Factors.”

6

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 5, 2022 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occurs, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, our Quarterly Report on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
The SEC has issued proposed rules to regulate SPACs. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our business combination and may constrain the circumstances under which we could complete a business combination.
On March 30, 2022, the SEC issued the SPAC Rule Proposals relating to, among other items, disclosures in SEC filings in connection with business combination transactions between SPACs such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs of negotiating and completing a business combination and the time required to consummate a transaction, and may constrain the circumstances under which we could complete a business combination.
If we were deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.
As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.
As a result, there is a risk concerning the implications of the Investment Company Act on a SPAC, including a company like ours, that may not complete its business combination within 24 months after the effective date of the IPO Registration Statement. It is possible that a claim could be made that we have been operating as an unregistered investment company.
If we were deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. Although we do not believe that our principal activities will subject us to regulation as an investment company

7

under the Investment Company Act, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we were able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.
To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.
The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury bills with a maturity of 180 days or less or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, on or prior to the 24-month anniversary of the effective date of our IPO Registration Statement, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash could reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.
In addition, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, we may be deemed to be an investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary of our IPO Registration Statement, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.
If we were considered to be a “foreign person,” we might not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations or review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”).
Our Sponsor is controlled by or has substantial ties with non-U.S. persons domiciled outside the U.S. Acquisitions and investments by non-U.S. persons in certain U.S. businesses may be subject to rules or regulations that limit foreign ownership. CFIUS is an interagency committee authorized to review certain transactions involving investments by foreign persons in U.S. businesses that have a nexus to critical technologies, critical infrastructure and/or sensitive personal data in order to determine the effect of such transactions on the national security of the U.S. Were we considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions, CFIUS review and/or mandatory filings.
If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may not be able to consummate an initial business combination with such business. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination,

8

impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The potential limitations and risks may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.
Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time-period may require us to liquidate. If we liquidate, our public shareholders may only receive their pro rata share of amounts held in the Trust Account, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of November 18, 2022.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Ordinary Shares	Approximate Percentage of Outstanding Ordinary Shares
BSG First Euro Investment Corp.(1)	1,730,000(2)	23.0%
Alan Yamashita	—	—
Alex Yamashita	—	—
Naphat Sirimongkolkasem	—	—
Mark Streeter	—	—
Joseph Chow	—	—
Rolf Hoefer	—	—
All executive officers and directors as a group	—	—

(1)
BSG First Euro Investment Corp. is controlled by its shareholder, Yuet Bun Wu. The business address of BSG First Euro Investment Corp. is The Sun’s Group Center, 29 Floor, 200 Gloucester Road, Wan Chai, Hong Kong.

(2)
Shares held include (i) 292,500 Class A ordinary shares underlying the Units it holds, and (ii) 1,437,500 Class B ordinary shares which will convert into Class A ordinary shares upon closing of our initial business combination.

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PROPOSAL 1: THE CHARTER AMENDMENT
The proposed Charter Amendment would amend and restate our existing Charter to, among other things, extend the date by which the Company has to consummate a business combination (the “Extension”) up to four (4) times for an additional three months each time from December 14, 2022 (the “Current Termination Date”) to December 14, 2023 (the termination date as so extended, the “Extended Termination Date”) by deleting the existing Charter in its entirety and substitute it with the second amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying Proxy Statement. Under the Charter, the Company has until December 14, 2022 (after two three-month extensions) to complete its initial business combination. Pursuant to the terms of the proposed Charter Amendment, in order to extend the time available for us to consummate our initial business combination, the Company must deposit $0.15 for each public Class A ordinary share that has not redeemed (or an aggregate of $862,500 if there are no redemptions) into the Trust Account for each three-month extension. The initial extension payment must be made on or prior to the Current Termination Date, while each of the other extension payments must be deposited into the Trust Account no fewer than five (5) calendar days prior to the then applicable termination date. Bitdeer or its affiliates is willing to make a loan of at least $862,500 to the Company, or an aggregate of at least $3,450,000 (assuming no redemptions in each case) if the maximum time allowed for the Extension is sought. The loans will be forgiven by Bitdeer or its affiliates if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the Trust Account. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. We will not effect the Charter Amendment if the redemption of public shares in connection therewith would cause us to have net tangible assets of less than $5,000,001 and we will move to liquidate the Trust Account and dissolve the Company promptly after the Extraordinary General Meeting.
Reasons for the Proposed Charter Amendment
The Company is proposing to amend its Charter to allow the Company to extend the time the Company has to consummate a business combination up to four (4) times for an additional three months each time from December 14, 2022 to December 14, 2023.
As previously announced, the Company has entered into an Amended and Restated Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement,” and the transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination”) dated as of December 15, 2021, with Bitdeer Technologies Holding Company, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Bitdeer”), Bitdeer Technologies Group, an exempted company with limited liability incorporated under the laws of the Cayman Islands (“BTG”), Blue Safari Merge Limited, a British Virgin Islands business company and a wholly-owned subsidiary of BTG (“Merger Sub 1”), Blue Safari Merge II Limited, a British Virgin Islands business company and a wholly-owned subsidiary of BTG (“Merger Sub 2”), Bitdeer Merge Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of BTG (“Merger Sub 3”) and Blue Safari Mini Corp., an exempted company incorporated with limited liability under the laws of the Cayman Islands and a wholly-owned subsidiary of the Company. Pursuant to the Merger Agreement and subject to the terms and conditions therein, the Business Combination will be effected in the following steps: (i) Merger Sub 1 will merge with and into Blue Safari with Blue Safari being the surviving entity (the “First SPAC Merger”) and becoming a wholly-owned subsidiary of BTG, (ii) immediately following the First SPAC Merger, Blue Safari will merge with and into Merger Sub 2 with Merger Sub 2 being the surviving entity (the “Second SPAC Merger”, and together with the First SPAC Merger, the “Initial Mergers”), and (iii) following the Initial Mergers, Merger Sub 3 will merge with and into Bitdeer, with Bitdeer being the surviving entity and becoming a wholly-owned subsidiary of BTG.
Our Board of Directors has unanimously (i) approved and declared advisable the Merger Agreement and the Business Combination, and (ii) resolved to recommend approval of the Merger Agreement and related matters by our shareholders. We will hold a separate meeting of shareholders to consider and approve the proposed Business Combination and a separate proxy statement/prospectus in relation thereto will be

11

sent to all our shareholders. The Company and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before December 14, 2022 (the Current Termination Date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, the Business Combination. Management believes that it can close the Business Combination before December 14, 2023. Bitdeer is willing to make a loan of at least $862,500 to the Company, or an aggregate of at least $3,450,000 (assuming no redemptions in each case) if the maximum time allowed for the Extension is sought (we refer to each loan as a “Contribution”) so the Company can deposit into the Trust Account the Contribution amount as the extension payment for each three-month extension. The Contribution will be deposited in the Trust Account within five (5) business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day of the Charter Amendment is filed and has become effective. The Contribution(s) will bear no interest and will be repayable by the Company to Bitdeer only upon consummation of an initial business combination. The loans will be forgiven by Bitdeer or its affiliates if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.
Our Board of Directors has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination up to four (4) times for an additional three months each time from December 14, 2022 to December 14, 2023, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.
If the Charter Amendment proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. In the event we wind up, there will be no distribution from the Trust Account with respect to our rights to receive ordinary share upon the consummation of an initial business combination and the rights will expire worthless.
Interests of Certain Persons in the Charter Amendment and the Consummation of Business Combination
When you consider the recommendation of the Board in favor of adoption of the Charter Amendment Proposal, you should keep in mind that BSGA’s Sponsor, directors and officers (collectively, “Initial Shareholders”) have interests in the Business Combination that are different from, or in addition to, your interests as a shareholder, including:
If an initial business combination is not completed by December 14, 2022, BSGA will be required to liquidate. In such event:

•
1,437,500 BSGA Class B ordinary shares held by the Sponsor, which were acquired prior to the IPO for an aggregate purchase price of $25,001, will be worthless. Such Class B ordinary shares will automatically convert into BSGA Class A ordinary shares at the consummation of the Business Combination and had an aggregate market value of approximately $14.9 million based on the closing price of the Class A ordinary shares of $10.34 per share on The Nasdaq Capital Market as of November 17, 2022. The Sponsor, BSGA’s officers and directors waived their redemption rights and liquidation rights in connection with the purchase of the Founder Shares and no other consideration was paid for such agreement.

•
292,500 units purchased by the Sponsor for $2,925,000, will be worthless. At the consummation of the Business Combination, such units would have an aggregate market value of approximately $3.0 million based on the closing price of the Units of $10.12 per Unit on The Nasdaq Capital Market as of November 17, 2022.

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If a business combination is not completed by December 14, 2022, BSGA’s Initial Shareholders will lose a combined aggregate amount of approximately $17.8 million based on the closing price of the Class A ordinary shares at $10.34 per share and $10.12 per Unit on November 17, 2022. Because of these interests, BSGA’s Initial Shareholders could benefit from the completion of a business combination that is not favorable to its public shareholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public shareholders rather than liquidate. For example, if the share price of the Class A ordinary shares declined to $5.00 per share after the close of the business combination, BSGA’s public shareholder that purchased shares in the initial public offering, would have a loss of $5.00 per share, while BSGA’s Sponsor would have a gain of $4.98 per share because it acquired the Founder Shares for a nominal amount. In other words, BSGA’s Sponsor can earn a positive rate of return on their investment even if public shareholders experience a negative rate of return in the Post-Combination Company. Other interests of BSGA’s Initial Shareholders in the Business Combination will be fully described in the proxy statement to be made available to BSGA’s shareholders in connection with the shareholder approval of such proposed transaction.
You are not being asked to vote on any business combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the Business Combination when it is submitted to a vote by the shareholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.
Vote Required
Approval of the amendment to the amended and restated memorandum and articles of association requires the affirmative vote of a majority of the votes of the Ordinary Shares entitled to vote thereon which were present at the Extraordinary General Meeting and were voted. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.
Recommendation
The Company’s Board of Directors recommends that you vote “FOR” the Charter Amendment proposal.

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PROPOSAL 2: THE ADJOURNMENT PROPOSAL
The Adjournment Proposal, if approved, will request the chairman of the Extraordinary General Meeting (who has agreed to act accordingly) to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Charter Amendment Proposal in this proxy statement. If the Adjournment Proposal is not approved by our shareholders, the chairman of the meeting will not exercise his or her ability to adjourn the Extraordinary General Meeting to a later date (which he would otherwise have as the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Charter Amendment Proposal.
Vote Required
If a majority of the votes of the Ordinary Shares entitled to vote thereon which were present in person physically or by virtual attendance or represented by proxy which were present and voted at the Extraordinary General Meeting vote for the Adjournment Proposal, the chairman of the Extraordinary General Meeting will exercise his or her power to adjourn the meeting as set out above.
Recommendation
The Company’s Board of Directors recommends that you vote “FOR” the Adjournment Proposal.

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WHERE CAN YOU FIND MORE INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.
This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.
You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Charter Amendment or the Adjournment by contacting us at the following address or telephone number:
The Sun’s Group Center
29 Floor
200 Gloucester Road
Wan Chai, Hong Kong
You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
Advantage Proxy
P.O. Box 13581 Des
Moines, WA 98198 Toll
Free: 877-870-8565
Collect: 206-870-8565
In order to receive timely delivery of the documents in advance of the Extraordinary General Meeting, you must make your request for information no later than November 21, 2022.

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Annex A
Charter Amendment

Annex A
Territory of the British Virgin Islands
The BVI Business Companies Act, 2004

SECOND AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
Blue Safari Group Acquisition Corp,
Incorporated as a BVI Business Company on February 23, 2021
Amended and Restated on [•]

TERRITORY OF THE BRITISH VIRGIN ISLANDS
THE BVI BUSINESS COMPANIES ACT 2004
SECOND AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION
OF
Blue Safari Group Acquisition Corp.
A COMPANY LIMITED BY SHARES
AMENDED AND RESTATED ON [DATE]
1
NAME

The name of the Company is Blue Safari Group Acquisition Corp..
2
STATUS

The Company shall be a company limited by shares.
3
REGISTERED OFFICE AND REGISTERED AGENT

3.1
The first registered office of the Company is at Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG 1110, British Virgin Islands, the office of the first registered agent.

3.2
The first registered agent of the Company is Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG 1110, British Virgin Islands.

3.3
The Company may change its registered office or registered agent by a Resolution of Directors or a Resolution of Members. The change shall take effect upon the Registrar registering a notice of change filed under section 92 of the Act.

4
CAPACITY AND POWER

4.1
The Company has, subject to the Act and any other British Virgin Islands legislation for the time being in force, irrespective of corporate benefit:

(a)
full capacity to carry on or undertake any business or activity, do any act or enter into any transaction; and

(b)
for the purposes of paragraph (a), full rights, powers and privileges.

4.2
There are subject to Clause 4.1 and Regulation 24, no limitations on the business that the Company may carry on.

5
NUMBER AND CLASSES OF SHARES

5.1
The Company is authorised to issue a maximum of 111,000,000 Shares with no par value divided into three classes of shares as follows:

(a)
100,000,000 class A ordinary shares with no par value (Class A Ordinary Shares);

(b)
10,000,000 class B ordinary shares with no par value (Class B Ordinary Shares and together with the Class A Ordinary Shares being referred to as the Ordinary Shares);

(c)
1,000,000 preferred shares with no par value (Preferred Shares).

5.2
The Company may at the discretion of the Board of Directors, but shall not otherwise be obliged to, issue fractional Shares or round up or down fractional holdings of Shares to its nearest whole number and a fractional Share (if authorised by the Board of Directors) may have the corresponding fractional rights, obligations and liabilities of a whole share of the same class or series of shares.

6
DESIGNATIONS POWERS PREFERENCES OF SHARES

6.1
Save and except for the rights referred to in Regulation 3 and Regulation 10 and as otherwise set out in these Articles, and subject to Clause 7 and the power of the Directors to issue Preference Shares with such preferred rights as they shall determine pursuant to Regulation 2.2, each Ordinary Share in the Company confers upon the Member (unless waived by such Member):

(a)
Subject to Clause 11, the right to one vote at a meeting of the Members of the Company or on any Resolution of Members;

(b)
the right to be redeemed on an Automatic Redemption Event in accordance with Regulation 24.2 or pursuant to either a Tender Redemption Offer or Redemption Offer in accordance with Regulation 24.5 or pursuant to an Amendment Redemption Event in accordance with Regulation 24.11;

(c)
the right to an equal share with each other Ordinary Share in any dividend paid by the Company; and

(d)
subject to satisfaction of and compliance with Regulation 24, the right to an equal share with each other Ordinary Share in the distribution of the surplus assets of the Company on its liquidation provided that in the event that the Company enters liquidation prior to or without having consummated a Business Combination then, in such circumstances, in the event any surplus assets (Residual Assets) of the Company remain following the Company having complied with its applicable obligations to redeem Public Shares and distribute the funds held in the Trust Account in respect of such redemptions pursuant to Regulation 24, the Public Shares shall not have any right to receive any share of those Residual Assets which are held outside the Trust Account and such Residual Assets shall be distributed (on a pro rata basis) only in respect of those Ordinary Shares that are not Public Shares.

6.2
The rights, privileges, restrictions and conditions attaching to the Preferred Shares shall be stated in this Memorandum, which shall be amended accordingly prior to the issue of such Preferred Shares. Such rights, privileges, restrictions and conditions may include subject to Regulation 24.7:

(a)
the number of shares and series constituting that class and the distinctive designation of that class;

(b)
the dividend rate of the Preferred Shares of that class, if any, whether dividends shall be cumulative, and, if so, from which date or dates, and whether they shall be payable in preference to, or in relation to, the dividends payable on any other class or classes of Shares;

(c)
whether that class shall have voting rights, and, if so, the terms of such voting rights;

(d)
whether that class shall have conversion or exchange privileges, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board of Directors shall determine;

(e)
whether or not the Preferred Shares of that class shall be redeemable, and, if so, the terms and conditions of such redemption, including the manner of selecting such Shares for redemption if less than all Preferred Shares are to be redeemed, the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount maybe less than fair value and which may vary under different conditions and at different dates;

(f)
whether that class shall be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of Preferred Shares of that class, and, if so, the terms and amounts of such sinking fund;

(g)
the right of the Preferred Shares of that class to the benefit of conditions and restrictions upon the creation of indebtedness of the Company or any subsidiary, upon the issue of any additional Preferred Shares (including additional Preferred Shares of such class of any other class) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition or any subsidiary of any outstanding Preferred Shares of the Company;

(h)
the right of the Preferred Shares of that class in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and whether such rights be in preference to, or in relation to, the comparable rights or any other class or classes of Shares; and

(i)
any other relative, participating, optional or other special rights, qualifications, limitations or restrictions of that class.

6.3
The Directors may at their discretion by Resolution of Directors redeem, purchase or otherwise acquire all or any of the Shares in the Company subject to Regulation 7 and Regulation 24 of the Articles.

6.4
The Directors have the authority and the power by Resolution of Directors:

(a)
to authorise and create additional classes of shares; and

(b)
to fix the designations, powers, preferences, rights, qualifications, limitations and restrictions, if any, appertaining to any and all classes of shares that may be authorised to be issued under this Memorandum.

7
VARIATION OF RIGHTS

7.1
Subject to the limitations set out in Clause 11 in respect of amendments to the Memorandum and Articles, the rights attached to a class of the Ordinary Shares as specified in Clause 6.1 may only, whether or not the Company is being wound up, be varied by a resolution passed at a meeting by the holders of more than fifty percent (50%) of the total number of Ordinary Shares of that class that have voted (and are entitled to vote thereon) in relation to any such resolution, unless otherwise provided by the terms of issue of such class, and any such variation that has to be approved under this Clause 7.1 shall also be subject to compliance with Regulation 24.11 of the Articles.

7.2
The rights attached to any Preferred Shares in issue as specified in Clause 6.2 may only, whether or not the Company is being wound up, be varied by a resolution passed at a meeting by the holders of more than fifty percent (50%) of the Preferred Shares of the same class present at a duly convened and constituted meeting of the Members of the Company holding Preferred Shares in such class which were present at the meeting and voted unless otherwise provided by the terms of issue of such class.

8
RIGHTS NOT VARIED BY THE ISSUE OF SHARES PARI PASSU

The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith.
9
REGISTERED SHARES

9.1
The Company shall issue registered shares only.

9.2
The Company is not authorised to issue bearer shares, convert registered shares to bearer shares or exchange registered shares for bearer shares.

10
TRANSFER OF SHARES

A Share may be transferred in accordance with Regulation 4 of the Articles.
11
AMENDMENT OF MEMORANDUM AND ARTICLES

11.1
The Company may amend its Memorandum or Articles by a Resolution of Members or by a Resolution of Directors, save that no amendment may be made by a Resolution of Directors:

(a)
to restrict the rights or powers of the Members to amend the Memorandum or Articles;

(b)
to change the percentage of Members required to pass a Resolution of Members to amend the Memorandum or Articles;

(c)
in circumstances where the Memorandum or Articles cannot be amended by the Members; or

(d)
to change Clauses 7 or 8, this Clause 11 or Regulation 24 (or any of the defined terms used in any such Clause or Regulation).

11.2
Notwithstanding Clause 11.1, no amendment may be made to the Memorandum or Articles to amend:

(a)
Regulation 24 prior to the Business Combination unless the holders of the Public Shares are provided with the opportunity to redeem their Public Shares upon the approval of any such amendment in the manner and for the price as set out in Regulation 24.11; or

(b)
this Clause 11.2 during the Target Business Acquisition Period.

12
DEFINITIONS AND INTERPRETATION

12.1
In this Memorandum of Association and the attached Articles of Association, if not inconsistent with the subject or context:

(a)
Act means the BVI Business Companies Act, 2004 (as amended) and includes the regulations made under the Act;

(b)
AGM means an annual general meeting of the Members;

(c)
Amendment has the meaning ascribed to it in Regulation 24.11;

(d)
Applicable Law means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person;

(e)
Amendment Redemption Event has the meaning ascribed to it in Regulation 24.11;

(f)
Approved Amendment has the meaning ascribed to it in Regulation 24.11;

(g)
Articles means the attached Articles of Association of the Company;

(h)
Automatic Redemption Event shall have the meaning given to it in Regulation 24.2;

(i)
Board of Directors means the board of directors of the Company;

(j)
Business Combination shall mean the initial acquisition by the Company, whether through a merger, share exchange, share reconstruction or amalgamation, asset or share acquisition, a contractual arrangement or other similar business combination transaction, with a Target Business at Fair Value;

(k)
Business Combination Articles means Regulation 24 relating to the Company’s obligations regarding the consummation of a Business Combination;

(l)
Business Days means a day other than a Saturday or Sunday or any other day on which commercial banks in New York are required or are authorised to be closed for business;

(m)
Chairman means a person who is appointed as chairman to preside at a meeting of the Company and Chairman of the Board means a person who is appointed as chairman to preside at a meeting of the Board of Directors of the Company, in each case, in accordance with the Articles;

(n)
Designated Stock Exchange means the Over-the-Counter Bulletin Board, the Global Select Market, Global Market or the Capital Market of the NASDAQ Stock Market LLC, the NYSE

American or the New York Stock Exchange, as applicable; provided, however, that until the Shares are listed on any such Designated Stock Exchange, the rules of such Designated Stock Exchange shall be inapplicable to the Company and this Memorandum or the Articles;
(o)
Director means any director of the Company, from time to time;

(p)
Distribution in relation to a distribution by the Company means the direct or indirect transfer of an asset, other than Shares, to or for the benefit of a Member in relation to Shares held by a Member, and whether by means of a purchase of an asset, the redemption or other acquisition of Shares, a distribution of indebtedness or otherwise, and includes a dividend;

(q)
Eligible Person means individuals, corporations, trusts, the estates of deceased individuals, partnerships and unincorporated associations of persons;

(r)
Enterprise means the Company and any other corporation, constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which the Company (or any of its wholly owned subsidiaries) is a party, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which an Indemnitee is or was serving at the request of the Company as a Director, Officer, trustee, general partner, managing member, fiduciary, employee or agent;

(s)
Exchange Act means the United States Securities Exchange Act of 1934, as amended;

(t)
Expenses shall include all direct and indirect costs, fees and expenses of any type or nature whatsoever, including, without limitation, all legal fees and costs, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, fees of private investigators and professional advisors, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, fax transmission charges, secretarial services and all other disbursements, obligations or expenses, in each case reasonably incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settlement or appeal of, or otherwise participating in, a Proceeding, including reasonable compensation for time spent by the Indemnitee for which he or she is not otherwise compensated by the Company or any third party. Expenses shall also include any or all of the foregoing expenses incurred in connection with all judgments, liabilities, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties and amounts paid in settlement) actually and reasonably incurred (whether by an Indemnitee, or on his behalf) in connection with such Proceeding or any claim, issue or matter therein, or any appeal resulting from any Proceeding, including without limitation the principal, premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent, but shall not include amounts paid in settlement by an Indemnitee or the amount of judgments or fines against an Indemnitee;

(u)
Fair Value shall mean a value at least equal to 80% of the balance in the Trust Account (excluding any deferred underwriting fees and any taxes payable on the Trust Account balance) at the time of the execution of a definitive agreement for a Business Combination;

(v)
FINRA means the Financial Industry Regulatory Authority of the United States;

(w)
Indemnitee means any person detailed in sub regulations (a) and (b) of Regulation 16;

(x)
Initial Shareholders means the Sponsor, BSG First Euro Investment Corp. (a company incorporated in the British Virgin Islands) and any of the Directors or officers of the Company who hold shares prior to the IPO;

(y)
IPO means the initial public offering of units, consisting of ordinary shares of the Company and rights to receive ordinary shares of the Company;

(z)
Member means an Eligible Person whose name is entered in the share register of the Company as the holder of one or more Shares or fractional Shares;

(aa)
Memorandum means this Memorandum of Association of the Company;

(bb)
Officer means any officer of the Company, from time to time;

(cc)
Ordinary Shares has the meaning ascribed to it in Clause 5.1;

(dd)
Over-Allotment Option means the option of the Underwriters to purchase up to an additional 15% of the firm units (as described in Regulation 2.10) sold in the IPO at a price equal to US$10.00 per unit, less underwriting discount and commissions.

(ee)
Per-Share Redemption Price means:

(i)
with respect to an Automatic Redemption Event, the aggregate amount on deposit in the Trust Account including interest earned, but net of taxes payable and less up to US$50,000 of any interest earned to pay liquidation expenses divided by the number of then outstanding Public Shares;

(ii)
with respect to an Amendment Redemption Event, the aggregate amount on deposit in the Trust Account, including interest earned but net of taxes payable, divided by the number of then outstanding Public Shares; and

(iii)
with respect to either a Tender Redemption Offer or a Redemption Offer, the aggregate amount then on deposit in the Trust Account, including interest earned but net of taxes payable, on the date that is two Business Days prior to the consummation of the Business Combination, divided by the number of then outstanding Public Shares;

(ff)
Preferred Shares has the meaning ascribed to it in Clause 5.1;

(gg)
Proceeding means any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the name of the Company or otherwise and whether of a civil (including intentional or unintentional tort claims), criminal, administrative or investigative nature, in which an Indemnitee was, is, will or might be involved as a party or otherwise by reason of the fact that such Indemnitee is or was a Director or Officer of the Company, by reason of any action (or failure to act) taken by him or of any action (or failure to act) on his part while acting as a Director, Officer, employee or adviser of the Company, or by reason of the fact that he is or was serving at the request of the Company as a Director, Officer, trustee, general partner, managing member, fiduciary, employee, adviser or agent of any other Enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under these Articles;

(hh)
Public Shares means the Shares included in the units issued in the IPO;

(ii)
Redemption Offer has the meaning ascribed to it in Regulation 24.5(b);

(jj)
Registration Statement has the meaning ascribed to it in Regulation 24.10;

(kk)
relevant system means a relevant system for the holding and transfer of shares in uncertificated form;

(ll)
Resolution of Directors means either:

(i)
subject to sub-paragraph (ii) below, a resolution approved at a duly convened and constituted meeting of Directors of the Company or of a committee of Directors of the Company by the affirmative vote of a majority of the Directors present at the meeting who voted except that where a Director is given more than one vote, he shall be counted by the number of votes he casts for the purpose of establishing a majority; or

(ii)
a resolution consented to in writing by all Directors or by all members of a committee of Directors of the Company, as the case may be;

(mm)
Resolution of Members means a resolution approved at a duly convened and constituted meeting of the Members of the Company by the affirmative vote of a majority of the votes of the Shares entitled to vote thereon which were present at the meeting and were voted;

(nn)
Seal means any seal which has been duly adopted as the common seal of the Company;

(oo)
SEC means the United States Securities and Exchange Commission;

(pp)
Securities means Shares, other securities and debt obligations of every kind of the Company, and including without limitation options, warrants, rights to receive Shares or other securities or debt obligations;

(qq)
Securities Act means the United States Securities Act of 1933, as amended;

(rr)
Share means a share issued or to be issued by the Company and Shares shall be construed accordingly;

(ss)
Sponsor means BSG First Euro Investment Corp., a company incorporated in the British Virgin Islands;

(tt)
Sponsor Group means the Sponsor and its respective affiliates, successors and assigns;

(uu)
Target Business means any businesses or entity with whom the Company wishes to undertake a Business Combination;

(vv)
Target Business Acquisition Period shall mean the period commencing from the effectiveness of the registration statement filed with the SEC in connection with the Company’s IPO up to and including the first to occur of (i) a Business Combination; or (ii) the Termination Date.

(ww)
Tender Redemption Offer has the meaning ascribed to it in Regulation 24.5(a);

(xx)
Termination Date has the meaning given to it in Regulation 24.2;

(yy)
Treasury Share means a Share that was previously issued but was repurchased, redeemed or otherwise acquired by the Company and not cancelled;

(zz)
Trust Account shall mean the trust account established by the Company prior to the IPO and into which a certain amount of the IPO proceeds and the proceeds from a simultaneous private placement of like units comprising like securities to those in included in the IPO by the Company are deposited, interest on the balance of which may be released to the Company from to time to time to pay the Company’s income or other tax obligations, and up to US$ 50,000 of such interest on the balance of the Trust Account may also be released to pay the liquidation expenses of the Company if applicable;

(aaa)
Underwriter means an underwriter of the IPO from time to time, and any successor underwriter; and

(bbb)
written or any term of like import includes information generated, sent, received or stored by electronic, electrical, digital, magnetic, optical, electromagnetic, biometric or photonic means, including electronic data interchange, electronic mail, telegram, telex or telecopy, and “in writing” shall be construed accordingly.

12.2
In the Memorandum and the Articles, unless the context otherwise requires a reference to:

(a)
a Regulation is a reference to a regulation of the Articles;

(b)
a Clause is a reference to a clause of the Memorandum;

(c)
voting by Member is a reference to the casting of the votes attached to the Shares held by the Member voting;

(d)
the Act, the Memorandum or the Articles is a reference to the Act or those documents as amended;

(e)
the singular includes the plural and vice versa;

(f)
where a meeting of (a) Members; (b) a class of Members; (c) the board of Directors; or (d) any committee of the Directors, is required to be convened for a place, such place may be a physical place, or a virtual place, or both, and where a meeting is convened for or including a virtual place any person, including the person duly appointed as the chairperson of such meeting, may attend such meeting by virtual attendance and such virtual attendance shall constitute presence in person at that meeting;

(g)
the term “virtual place” includes a discussion facility or forum with a telephonic, electronic or digital identifier; and

(h)
the term “virtual attendance” means attendance at a virtual place by means of conference telephone or other digital or electronic communications equipment or software or other facilities by means of which all the persons participating in the meeting can communicate with each other.

12.3
Any words or expressions defined in the Act unless the context otherwise requires bear the same meaning in the Memorandum and Articles unless otherwise defined herein.

12.4
Headings are inserted for convenience only and shall be disregarded in interpreting the Memorandum and Articles.

We, Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands, for the purpose of incorporating a BVI business company under the laws of the British Virgin Islands hereby sign this Memorandum of Association.
Dated [•]
Incorporator
Signed for and on behalf of Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands

Signature of authorised signatory

Print name

TERRITORY OF THE BRITISH VIRGIN ISLANDS
THE BVI BUSINESS COMPANIES ACT 2004
SECOND AMENDED AND RESTATED
ARTICLES OF ASSOCIATION
OF
Blue Safari Group Acquisition Corp.
A COMPANY LIMITED BY SHARES
AMENDED AND RESTATED ON [DATE]
1
REGISTERED SHARES

1.1
Every Member is entitled to a certificate signed by a Director of the Company or under the Seal specifying the number of Shares held by him and the signature of the Director and the Seal may be facsimiles.

1.2
Any Member receiving a certificate shall indemnify and hold the Company and its Directors and officers harmless from any loss or liability which it or they may incur by reason of any wrongful or fraudulent use or representation made by any person by virtue of the possession thereof. If a certificate for Shares is worn out or lost it may be renewed on production of the worn out certificate or on satisfactory proof of its loss together with such indemnity as may be required by a Resolution of Directors.

1.3
If several Eligible Persons are registered as joint holders of any Shares, any one of such Eligible Persons may give an effectual receipt for any Distribution.

1.4
Nothing in these Articles shall require title to any Shares or other Securities to be evidenced by a certificate if the Act and the rules of the Designated Stock Exchange permit otherwise.

1.5
Subject to the Act and the rules of the Designated Stock Exchange, the Board of Directors without further consultation with the holders of any Shares or Securities may resolve that any class or series of Shares or other Securities in issue or to be issued from time to time may be issued, registered or converted to uncertificated form and the practices instituted by the operator of the relevant system. No provision of these Articles will apply to any uncertificated shares or Securities to the extent that they are inconsistent with the holding of such shares or securities in uncertificated form or the transfer of title to any such shares or securities by means of a relevant system.

1.6
Conversion of Shares held in certificated form into Shares held in uncertificated form, and vice versa, may be made in such manner as the Board of Directors, in its absolute discretion, may think fit (subject always to the requirements of the relevant system concerned). The Company or any duly authorised transfer agent shall enter on the register of members how many Shares are held by each member in uncertificated form and certificated form and shall maintain the register of members in each case as is required by the relevant system concerned. Notwithstanding any provision of these Articles, a class or series of Shares shall not be treated as two classes by virtue only of that class or series comprising both certificated shares and uncertificated shares or as a result of any provision of these Articles which applies only in respect of certificated shares or uncertificated shares.

1.7
Nothing contained in Regulation 1.5 and 1.6 is meant to prohibit the Shares from being able to trade electronically. For the avoidance of doubt, Shares shall only be traded and transferred electronically upon consummation of the IPO.

2
SHARES

2.1
Subject to the provisions of these Articles and, where applicable, the rules of the Designated Stock Exchange, the unissued Shares of the Company shall be at the disposal of the Directors and Shares and other Securities may be issued and option to acquire Shares or other Securities may be granted at such times, to such Eligible Persons, for such consideration and on such terms as the Directors may by Resolution of Directors determine, save that the Directors may not allot, issue, grant options over or otherwise deal with any unissued Shares to the extent that it may affect the ability of the Company to carry out a Class B Ordinary Share conversion described at Regulation 3.

2.2
Without prejudice to any special rights previously conferred on the holders of any existing Preferred Shares, any Preferred Shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting or otherwise as the Directors may from time to time determine subject to Regulation 24.7.

2.3
Section 46 of the Act does not apply to the Company.

2.4
A Share may be issued for consideration in any form, including money, a promissory note, real property, personal property (including goodwill and know-how) or a contract for future services.

2.5
No Shares may be issued for a consideration other than money, unless a Resolution of Directors has been passed stating:

(a)
the amount to be credited for the issue of the Shares; and

(b)
that, in their opinion, the present cash value of the non-money consideration for the issue is not less than the amount to be credited for the issue of the Shares.

2.6
The Company shall keep a register (the share register) containing:

(a)
the names and addresses of the persons who hold Shares;

(b)
the number of each class and series of Shares held by each Member;

(c)
the date on which the name of each Member was entered in the share register; and

(d)
the date on which any Eligible Person ceased to be a Member.

2.7
The share register may be in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until the Directors otherwise determine, the magnetic, electronic or other data storage form shall be the original share register.

2.8
A Share is deemed to be issued when the name of the Member is entered in the share register.

2.9
Subject to the provisions of the Act and the Business Combination Articles, Shares may be issued on the terms that they are redeemable, or at the option of the Company be liable to be redeemed on such terms and in such manner as the Directors before or at the time of the issue of such Shares may determine. The Directors may issue options, warrants, rights or convertible securities or securities or a similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or Securities on such terms as the Directors may from time to time determine. Notwithstanding the foregoing, the Directors may also issue options, warrants, rights to acquire or receive shares or convertible securities in connection with the Company’s IPO.

2.10
With respect to redeeming or repurchasing the Shares:

(a)
Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in Regulation 24.5;

(b)
Class B Ordinary Shares held by the Sponsor shall, following consummation of the IPO, be surrendered by the Sponsor on a pro rata basis for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the Class B Ordinary Shares will at all times represent 20% of the Company’s issued Shares after the IPO; and

(c)
Public Shares shall be repurchased by way of tender offer in the circumstances set out in Regulation 24.5.

3
Class B Ordinary Share Conversion

3.1
On the first business day following the consummation of the Company’s initial Business Combination, the issued Class B Ordinary Shares shall automatically be converted into such number of Class A Ordinary Shares as is equal, in the aggregate, on an as-converted basis, to 20% of the sum of:

(a)
the total number of Class A Ordinary Shares issued and outstanding upon completion of the IPO (including pursuant to the Over-Allotment Option), plus

(b)
the sum of the total number of Class A Ordinary Shares issued or deemed issued, or issuable upon the conversion or exercise of any equity-linked securities issued or deemed issued or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding any Class A Ordinary Shares or equity-linked securities exercisable for or convertible into Class A Ordinary Shares issued, or to be issued, to any seller in the initial Business Combination and any Securities to be issued to the Sponsor in a private placement substantially concurrently with the closing of the IPO and upon conversion of working capital loans.

3.2
References in this Article to converted, conversion or exchange shall mean the compulsory redemption without notice of Class B Ordinary Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Ordinary Shares into which the Class B Ordinary Shares have been converted or exchanged at a price per Class B Ordinary Share necessary to give effect to a conversion or exchange. The Class A Ordinary Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.

3.3
Notwithstanding anything to the contrary in this Regulation 3, in no event may any Class B Ordinary Share convert into Class A Ordinary Shares at a ratio that is less than one-for-one. Each Class B Ordinary Share shall convert into its pro rata number of Class A Ordinary Shares as set forth in this Regulation 3. The pro rata share for each holder of Class B Ordinary Shares will be determined as follows: Each Class B Ordinary Share shall convert into such number of Class A Ordinary Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Ordinary Shares into which all of the issued Class B Ordinary Shares shall be converted pursuant to this Article and the denominator of which shall be the total number of issued Class B Ordinary Shares at the time of conversion.

3.4
The directors shall not allot or issue Class A Ordinary Shares such that the number of authorised but unissued Class A Ordinary Shares would at any time be insufficient to permit the conversion of all Class B Ordinary Shares from time to time issued into Class A Ordinary Shares.

4
FORFEITURE

4.1
Shares that are not fully paid on issue are subject to the forfeiture provisions set forth in this Regulation and for this purpose Shares issued for a promissory note or a contract for future services are deemed to be not fully paid.

4.2
A written notice of call specifying the date for payment to be made shall be served on the Member who defaults in making payment in respect of the Shares.

4.3
The written notice of call referred to in Regulation 4.2 shall name a further date not earlier than the expiration of 14 days from the date of service of the notice on or before which the payment required by the notice is to be made and shall contain a statement that in the event of non-payment at or before the time named in the notice the Shares, or any of them, in respect of which payment is not made will be liable to be forfeited.

4.4
Where a written notice of call has been issued pursuant to Regulation 4.2 and the requirements of the notice have not been complied with, the Directors may, at any time before tender of payment, forfeit and cancel the Shares to which the notice relates.

4.5
The Company is under no obligation to refund any moneys to the Member whose Shares have been cancelled pursuant to Regulation 4.4 and that Member shall be discharged from any further obligation to the Company.

5
TRANSFER OF SHARES

5.1
Subject to the Memorandum, certificated shares may be transferred by a written instrument of transfer signed by the transferor and containing the name and address of the transferee, which shall be sent to the Company for registration. A member shall be entitled to transfer uncertificated shares by means of a relevant system and the operator of the relevant system shall act as agent of the Members for the purposes of the transfer of such uncertificated shares.

5.2
The transfer of a Share is effective when the name of the transferee is entered on the share register.

5.3
If the Directors of the Company are satisfied that an instrument of transfer relating to Shares has been signed but that the instrument has been lost or destroyed, they may resolve by Resolution of Directors:

(a)
to accept such evidence of the transfer of Shares as they consider appropriate; and

(b)
that the transferee’s name should be entered in the share register notwithstanding the absence of the instrument of transfer.

5.4
Subject to the Memorandum, the personal representative of a deceased Member may transfer a Share even though the personal representative is not a Member at the time of the transfer.

6
DISTRIBUTIONS

6.1
Subject to the Business Combination Articles, the Directors of the Company may, by Resolution of Directors, authorise a distribution at a time and of an amount they think fit if they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

6.2
Dividends may be paid in money, shares, or other property.

6.3
The Company may, by Resolution of Directors, from time to time pay to the Members such interim dividends as appear to the Directors to be justified by the profits of the Company, provided always that they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

6.4
Notice in writing of any dividend that may have been declared shall be given to each Member in accordance with Regulation 22 and all dividends unclaimed for three years after such notice has been given to a Member may be forfeited by Resolution of Directors for the benefit of the Company.

6.5
No dividend shall bear interest as against the Company.

7
REDEMPTION OF SHARES AND TREASURY SHARES

7.1
The Company may purchase, redeem or otherwise acquire and hold its own Shares save that the Company may not purchase, redeem or otherwise acquire its own Shares without the consent of the Member whose Shares are to be purchased, redeemed or otherwise acquired unless the Company is permitted or required by the Act or any other provision in the Memorandum or Articles to purchase, redeem or otherwise acquire the Shares without such consent.

7.2
The purchase, redemption or other acquisition by the Company of its own Shares is deemed not to be a distribution where:

(a)
the Company purchases, redeems or otherwise acquires the Shares pursuant to a right of a Member to have his Shares redeemed or to have his shares exchanged for money or other property of the Company, or

(b)
the Company purchases, redeems or otherwise acquires the Shares by virtue of the provisions of section 179 of the Act.

7.3
Sections 60, 61 and 62 of the Act shall not apply to the Company.

7.4
Subject to the provisions of Regulation 24, shares that the Company purchases, redeems or otherwise acquires pursuant to this Regulation may be cancelled or held as Treasury Shares except to the extent that such Shares are in excess of 50 percent of the issued Shares in which case they shall be cancelled but they shall be available for reissue.

7.5
All rights and obligations attaching to a Treasury Share are suspended and shall not be exercised by the Company while it holds the Share as a Treasury Share.

7.6
Treasury Shares may be disposed of by the Company on such terms and conditions (not otherwise inconsistent with the Memorandum and Articles) as the Company may by Resolution of Directors determine.

7.7
Where Shares are held by another body corporate of which the Company holds, directly or indirectly, shares having more than 50 per cent of the votes in the election of Directors of the other body corporate, all rights and obligations attaching to the Shares held by the other body corporate are suspended and shall not be exercised by the other body corporate.

8
MORTGAGES AND CHARGES OF SHARES

8.1
Unless a Member agrees otherwise, a Member may by an instrument in writing mortgage or charge his Shares.

8.2
There shall be entered in the share register at the written request of the Member:

(a)
a statement that the Shares held by him are mortgaged or charged;

(b)
the name of the mortgagee or chargee; and

(c)
the date on which the particulars specified in subparagraphs (a) and (b) are entered in the share register.

8.3
Where particulars of a mortgage or charge are entered in the share register, such particulars may be cancelled:

(a)
with the written consent of the named mortgagee or chargee or anyone authorised to act on his behalf; or

(b)
upon evidence satisfactory to the Directors of the discharge of the liability secured by the mortgage or charge and the issue of such indemnities as the Directors shall consider necessary or desirable.

8.4
Whilst particulars of a mortgage or charge over Shares are entered in the share register pursuant to this Regulation:

(a)
no transfer of any Share the subject of those particulars shall be effected;

(b)
the Company may not purchase, redeem or otherwise acquire any such Share; and

(c)
no replacement certificate shall be issued in respect of such Shares,

without the written consent of the named mortgagee or chargee.
9
MEETINGS AND CONSENTS OF MEMBERS

9.1
Any Director of the Company may convene meetings of the Members at such times and in such manner and places within or outside the British Virgin Islands as the Director considers necessary or desirable. Following consummation of the Business Combination, an AGM shall be held annually at such date and time as may be determined by the Directors.

9.2
Upon the written request of the Members entitled to exercise 30 percent or more of the voting rights in respect of the matter for which the meeting is requested the Directors shall convene a meeting of Members.

9.3
The Director convening a meeting of Members shall give not less than 10 nor more than 60 days’ written notice of such meeting to:

(a)
those Members whose names on the date the notice is given appear as Members in the share register of the Company and are entitled to vote at the meeting; and

(b)
the other Directors.

9.4
The Director convening a meeting of Members shall fix in the notice of the meeting the record date for determining those Members that are entitled to vote at the meeting.

9.5
A meeting of Members held in contravention of the requirement to give notice is valid if Members holding at least 90 per cent of the total voting rights on all the matters to be considered at the meeting have waived notice of the meeting and, for this purpose, the presence of a Member at the meeting shall constitute waiver in relation to all the Shares which that Member holds.

9.6
The inadvertent failure of a Director who convenes a meeting to give notice of a meeting to a Member or another Director, or the fact that a Member or another Director has not received notice, does not invalidate the meeting.

9.7
A Member may be represented at a meeting of Members by a proxy who may speak and vote on behalf of the Member.

9.8
The instrument appointing a proxy shall be produced at the place designated for the meeting before the time for holding the meeting at which the person named in such instrument proposes to vote.

9.9
The instrument appointing a proxy shall be in substantially the following form or such other form as the chairman of the meeting shall accept as properly evidencing the wishes of the Member appointing the proxy.

Blue Safari Group Acquisition Corp.
I/We being a Member of the above Company HEREBY APPOINT …………………………… ………………………………………………..…… of …………………………………………… ….…………………… or failing him …..………………………………………………… …………………….. of ………………………………………………………..…..…… to be my/our proxy to vote for me/us at the meeting of Members to be held on the …… day of …………..…………, 20…… and at any adjournment thereof.
(Any restrictions on voting to be inserted here.)
Signed this …… day of …………..…………, 20……

……………………………
Member
9.10
The following applies where Shares are jointly owned:

(a)
if two or more persons hold Shares jointly each of them may be present in person or by proxy at a meeting of Members and may speak as a Member;

(b)
if only one of the joint owners is present in person or by proxy he may vote on behalf of all joint owners; and

(c)
if two or more of the joint owners are present in person or by proxy they must vote as one and in the event of disagreement between any of the joint owners of Shares then the vote of the joint owner whose name appears first (or earliest) in the share register in respect of the relevant Shares shall be recorded as the vote attributable to the Shares.

9.11
A Member shall be deemed to be present at a meeting of Members if he participates by telephone or other electronic means and all Members participating in the meeting are able to hear each other.

9.12
A meeting of Members is duly constituted if, at the commencement of the meeting, there are present in person or by proxy not less than 50 per cent of the votes of the Shares entitled to vote on Resolutions of Members to be considered at the meeting. If the Company has two or more classes of shares, a meeting may be quorate for some purposes and not for others. A quorum may comprise a single Member or proxy and then such person may pass a Resolution of Members and a certificate signed by such person accompanied where such person holds a proxy by a copy of the proxy instrument shall constitute a valid Resolution of Members.

9.13
If within two hours from the time appointed for the meeting of Members, a quorum is not present, the meeting, at the discretion of the Chairman of the Board of Directors shall either be dissolved or stand adjourned to a business day in the jurisdiction in which the meeting was to have been held at the same time and place, and if at the adjourned meeting there are present within one hour from the time appointed for the meeting in person or by proxy not less than one third of the votes of the Shares entitled to vote or each class or series of Shares entitled to vote, as applicable, on the matters to be considered by the meeting, those present shall constitute a quorum but otherwise the meeting shall either be dissolved or stand further adjourned at the discretion of the Chairman of the Board of Directors.

9.14
At every meeting of Members, the Chairman of the Board shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present at the meeting, the Members present shall choose one of their number to be the chairman. If the Members are unable to choose a chairman for any reason, then the person representing the greatest number of voting Shares present in person or by proxy at the meeting shall preside as chairman failing which the oldest individual Member or representative of a Member present shall take the chair.

9.15
The person appointed as chairman of the meeting pursuant to Regulation 9.14 may adjourn any meeting from time to time, and from place to place. For the avoidance of doubt, a meeting can be adjourned for as many times as may be determined to be necessary by the chairman and a meeting may remain open indefinitely for as long a period as may be determined by the chairman.

9.16
Voting at any meeting of the Members is by show of hands unless a poll is demanded by the chairman. On a show of hands every Member who is present in person (or, in the case of a Member being a corporation, by its duly authorized representative) or by proxy shall have one vote and on a poll every Member shall present in person (or, in the case of a Member being a corporation, by its duly authorized representative) or by proxy shall have one vote for each Share which such Member is the holder. Any Member present in person or by proxy who disputes the announcement by the chairman of the result of any vote may immediately following such announcement demand that a poll be taken and the chairman shall cause a poll to be taken. If a poll is taken at any meeting, the result shall be announced to the meeting and recorded in the minutes of the meeting.

9.17
Subject to the specific provisions contained in this Regulation for the appointment of representatives of Members other than individuals the right of any individual to speak for or represent a Member shall be determined by the law of the jurisdiction where, and by the documents by which, the Member is constituted or derives its existence. In case of doubt, the Directors may in good faith seek legal advice and unless and until a court of competent jurisdiction shall otherwise rule, the Directors may rely and act upon such advice without incurring any liability to any Member or the Company.

9.18
Any Member other than an individual may by resolution of its Directors or other governing body authorise such individual as it thinks fit to act as its representative at any meeting of Members or of any class of Members, and the individual so authorised shall be entitled to exercise the same rights on behalf of the Member which he represents as that Member could exercise if it were an individual.

9.19
The chairman of any meeting at which a vote is cast by proxy or on behalf of any Member other than an individual may at the meeting but not thereafter call for a notarially certified copy of such proxy or authority which shall be produced within 7 days of being so requested or the votes cast by such proxy or on behalf of such Member shall be disregarded.

9.20
Directors of the Company may attend and speak at any meeting of Members and at any separate meeting of the holders of any class or series of Shares.

9.21
Until the consummation of the Company’s IPO, any action that may be taken by the Members at a meeting may also be taken by a Resolution of Members consented to in writing, without the need for any prior notice. If any Resolution of Members is adopted otherwise than by the unanimous written consent of all Members, a copy of such resolution shall forthwith be sent to all Members not consenting to such resolution. The consent may be in the form of counterparts, each counterpart being signed by one or more Members. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the earliest date upon which Eligible Persons holding a sufficient number of votes of Shares to constitute a Resolution of Members have consented to the resolution by signed counterparts. Following the Company’s IPO, any action required or permitted to be taken by the Members of the Company must be effected by a meeting of the Company, such meeting to be duly convened and held in accordance with these Articles.

10
DIRECTORS

10.1
Prior to the closing of a Business Combination, the Directors shall be elected or removed by Resolution of Members of the Class B Ordinary Shares for such term as the Members determine. For the avoidance of doubt, prior to the closing of a Business Combination holders of Class A Ordinary Shares or the Directors shall have no right to vote on the appointment or removal of any director.

10.2
After the closing of a Business Combination, the Directors shall be elected or removed by Resolution of Members or by Resolution of Directors.

10.3
No person shall be appointed as a Director of the Company unless he has consented in writing to act as a Director.

10.4
The minimum number of Directors shall be one and there shall be no maximum number of Directors.

10.5
Each Director holds office for the term fixed by the Resolution of Members or Resolution of Directors appointing him, but such term shall not exceed two years, or pursuant to Regulation 10.1 or 10.7, or until his earlier death, resignation or removal. For the avoidance of doubt, a Director who has completed his term of service is eligible for re-election in accordance with Regulation 10.1. If no term is fixed on the appointment of a Director, the Director serves the term of two years until his earlier death, resignation or removal.

10.6
A Director may resign his office by giving written notice of his resignation to the Company and the resignation has effect from the date the notice is received by the Company at the office of its registered agent or from such later date as may be specified in the notice. A Director shall resign forthwith as a Director if he is, or becomes, disqualified from acting as a Director under the Act.

10.7
After the closing of a Business Combination, the Directors may at any time appoint any person to be a Director either to fill a vacancy or as an addition to the existing Directors. Where the Directors appoint a person as Director to fill a vacancy, the term shall not exceed the term that remained when the person who has ceased to be a Director ceased to hold office.

10.8
A vacancy in relation to Directors occurs if a Director dies or otherwise ceases to hold office prior to the expiration of his term of office.

10.9
The Company shall keep a register of Directors containing:

(a)
the names and addresses of the persons who are Directors of the Company;

(b)
the date on which each person whose name is entered in the register was appointed as a Director of the Company;

(c)
the date on which each person named as a Director ceased to be a Director of the Company; and

(d)
such other information as may be prescribed by the Act.

10.10
The register of Directors may be kept in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until a Resolution of Directors determining otherwise is passed, the magnetic, electronic or other data storage shall be the original register of Directors.

10.11
The Directors, or if the Shares (or depository receipts therefore) are listed or quoted on a Designated Stock Exchange, and if required by the Designated Stock Exchange, any committee thereof, may, by a Resolution of Directors, fix the remuneration of Directors with respect to services to be rendered in any capacity to the Company, provided that no cash remuneration shall be paid to any Director prior to the consummation of a Business Combination. The Directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all out of pocket expenses properly incurred by them in connection with activities on behalf of the Company, including identifying and consummating a Business Combination.

10.12
A Director is not required to hold a Share as a qualification to office.

10.13
Prior to the consummation of any transaction with:

(a)
any affiliate of the Company;

(b)
any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company;

(c)
any Director or executive officer of the Company and any relative of such Director or executive officer; and

(d)
any person in which a substantial interest in the voting power of the Company is owned, directly or indirectly, by a person referred to in Regulations 10.13(b) and (c) or over which such a person is able to exercise significant influence, such transaction must be approved by a majority of the members of the Board of Directors who do not have an interest in the transaction, such directors having been provided with access (at the Company’s expense) to the Company’s attorney or independent legal counsel, unless the disinterested directors determine that the terms of such transaction are no less favourable to the Company than those that would be available to the Company with respect to such a transaction from unaffiliated third parties.
11
POWERS OF DIRECTORS

11.1
The business and affairs of the Company shall be managed by, or under the direction or supervision of, the Directors of the Company. The Directors of the Company have all the powers necessary for managing, and for directing and supervising, the business and affairs of the Company. The Directors may pay all expenses incurred preliminary to and in connection with the incorporation of the Company and may exercise all such powers of the Company as are not by the Act or by the Memorandum or the Articles required to be exercised by the Members.

11.2
If the Company is the wholly owned subsidiary of a holding company, a Director of the Company may, when exercising powers or performing duties as a Director, act in a manner which he believes is in the best interests of the holding company even though it may not be in the best interests of the Company.

11.3
Each Director shall exercise his powers for a proper purpose and shall not act or agree to the Company acting in a manner that contravenes the Memorandum, the Articles or the Act. Each Director, in exercising his powers or performing his duties, shall act honestly and in good faith in what the Director believes to be the best interests of the Company.

11.4
Any Director which is a body corporate may appoint any individual as its duly authorised representative for the purpose of representing it at meetings of the Directors, with respect to the signing of consents or otherwise.

11.5
The continuing Directors may act notwithstanding any vacancy in their body.

11.6
Subject to Regulation 24.7, the Directors may by Resolution of Directors exercise all the powers of the Company to incur indebtedness, liabilities or obligations and to secure indebtedness, liabilities or obligations whether of the Company or of any third party, provided always that if the same occurs prior to the consummation of a Business Combination, the Company must first obtain from the lender a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account.

11.7
All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as shall from time to time be determined by Resolution of Directors.

11.8
Section 175 of the Act shall not apply to the Company.

12
PROCEEDINGS OF DIRECTORS

12.1
Any one Director of the Company may call a meeting of the Directors by sending a written notice to each other Director.

12.2
The Directors of the Company or any committee thereof may meet at such times and in such manner and places within or outside the British Virgin Islands as the notice calling the meeting provides.

12.3
A Director is deemed to be present at a meeting of Directors if he participates by telephone or other electronic means and all Directors participating in the meeting are able to hear each other.

12.4
A Director may by a written instrument appoint an alternate who need not be a Director, any such alternate shall be entitled to attend meetings in the absence of the Director who appointed him and to vote or consent in place of the Director until the appointment lapses or is terminated.

12.5
A Director shall be given not less than three days’ notice of meetings of Directors, but a meeting of Directors held without three days’ notice having been given to all Directors shall be valid if all the Directors entitled to vote at the meeting who do not attend waive notice of the meeting, and for this purpose the presence of a Director at a meeting shall constitute waiver by that Director. The inadvertent failure to give notice of a meeting to a Director, or the fact that a Director has not received the notice, does not invalidate the meeting.

12.6
A meeting of Directors is duly constituted for all purposes if at the commencement of the meeting there are present in person or, following the consummation of a Business Combination, by alternate not less than one-half of the total number of Directors, unless there are only two Directors in which case the quorum is two.

12.7
If the Company has only one Director the provisions herein contained for meetings of Directors do not apply and such sole Director has full power to represent and act for the Company in all matters as are not by the Act, the Memorandum or the Articles required to be exercised by the Members. In lieu of minutes of a meeting the sole Director shall record in writing and sign a note or memorandum of all matters requiring a Resolution of Directors. Such a note or memorandum constitutes sufficient evidence of such resolution for all purposes.

12.8
At meetings of Directors at which the Chairman of the Board is present, he shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present, the Directors present shall choose one of their number to be chairman of the meeting. If the Directors are unable to choose a chairman for any reason, then the oldest individual Director present (and for this purpose an alternate Director shall be deemed to be the same age as the Director that he represents) shall take the chair. In the case of an equality of votes at a meeting of Directors, the Chairman of the Board shall have a casting vote.
12.9
An action that may be taken by the Directors or a committee of Directors at a meeting may also be taken by a Resolution of Directors or a resolution of a committee of Directors consented to in writing by all Directors or by all members of the committee, as the case may be, without the need for any notice. The consent may be in the form of counterparts each counterpart being signed by one or more Directors. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the date upon which the last Director has consented to the resolution by signed counterparts.

13
COMMITTEES

13.1
The Directors may, by Resolution of Directors, designate one or more committees, each consisting of one or more Directors, and delegate one or more of their powers, including the power to affix the Seal, to the committee.

13.2
The Directors have no power to delegate to a committee of Directors any of the following powers:

(a)
to amend the Memorandum or the Articles;

(b)
to designate committees of Directors;

(c)
to delegate powers to a committee of Directors;

(d)
to appoint Directors;

(e)
to appoint an agent;

(f)
to approve a plan of merger, consolidation or arrangement; or

(g)
to make a declaration of solvency or to approve a liquidation plan.

13.3
Regulations 13.2(b) and (c) do not prevent a committee of Directors, where authorised by the Resolution of Directors appointing such committee or by a subsequent Resolution of Directors, from appointing a sub-committee and delegating powers exercisable by the committee to the sub-committee.

13.4
The meetings and proceedings of each committee of Directors consisting of 2 or more Directors shall be governed mutatis mutandis by the provisions of the Articles regulating the proceedings of Directors so far as the same are not superseded by any provisions in the Resolution of Directors establishing the committee.

14
OFFICERS AND AGENTS

14.1
The Company may by Resolution of Directors appoint officers of the Company at such times as may be considered necessary or expedient. Such officers may consist of a Chairman of the Board of Directors, a Chief Executive Officer, a President, a Chief Financial Officer (in each case there may be more than one of such officers), one or more vice-presidents, secretaries and treasurers and such other officers as may from time to time be considered necessary or expedient. Any number of offices may be held by the same person.

14.2
The officers shall perform such duties as are prescribed at the time of their appointment subject to any modification in such duties as may be prescribed thereafter by Resolution of Directors. In the absence of any specific prescription of duties it shall be the responsibility of the Chairman of the Board (or Co-Chairman, as the case may be) to preside at meetings of Directors and Members, the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be) to manage the day to day affairs of the Company, the vice-presidents to act in order of seniority in the absence of the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be) but otherwise to perform such duties as may be delegated to them by the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be), the secretaries to maintain the share register, minute books and records (other than financial records) of the Company and to ensure compliance with all procedural requirements imposed on the Company by Applicable Law, and the treasurer to be responsible for the financial affairs of the Company.
14.3
The emoluments of all officers shall be fixed by Resolution of Directors.

14.4
The officers of the Company shall hold office until their death, resignation or removal. Any officer elected or appointed by the Directors may be removed at any time, with or without cause, by Resolution of Directors. Any vacancy occurring in any office of the Company may be filled by Resolution of Directors.

14.5
The Directors may, by a Resolution of Directors, appoint any person, including a person who is a Director, to be an agent of the Company. An agent of the Company shall have such powers and authority of the Directors, including the power and authority to affix the Seal, as are set forth in the Articles or in the Resolution of Directors appointing the agent, except that no agent has any power or authority with respect to the matters specified in Regulation 13.1. The Resolution of Directors appointing an agent may authorise the agent to appoint one or more substitutes or delegates to exercise some or all of the powers conferred on the agent by the Company. The Directors may remove an agent appointed by the Company and may revoke or vary a power conferred on him.

15
CONFLICT OF INTERESTS

15.1
A Director of the Company shall, forthwith after becoming aware of the fact that he is interested in a transaction entered into or to be entered into by the Company, disclose the interest to all other Directors of the Company.

15.2
For the purposes of Regulation 15.1, a disclosure to all other Directors to the effect that a Director is a member, Director or officer of another named entity or has a fiduciary relationship with respect to the entity or a named individual and is to be regarded as interested in any transaction which may, after the date of the entry or disclosure, be entered into with that entity or individual, is a sufficient disclosure of interest in relation to that transaction.

15.3
Provided that the requirements of Regulation 10.13 have first been satisfied, a Director of the Company who is interested in a transaction entered into or to be entered into by the Company may:

(a)
vote on a matter relating to the transaction;

(b)
attend a meeting of Directors at which a matter relating to the transaction arises and be included among the Directors present at the meeting for the purposes of a quorum; and

(c)
sign a document on behalf of the Company, or do any other thing in his capacity as a Director, that relates to the transaction,

and, subject to compliance with the Act and these Articles shall not, by reason of his office be accountable to the Company for any benefit which he derives from such transaction and no such transaction shall be liable to be avoided on the grounds of any such interest or benefit.
16
INDEMNIFICATION

16.1
Subject to the limitations hereinafter provided the Company shall indemnify, hold harmless and exonerate against all direct and indirect costs, fees and Expenses of any type or nature whatsoever, any person who:

(a)
is or was a party or is threatened to be made a party to any Proceeding by reason of the fact that such person is or was a Director, officer, key employee, adviser of the Company or who at the request of the Company; or

(b)
is or was, at the request of the Company, serving as a Director of, or in any other capacity is or was acting for, another Enterprise.

16.2
The indemnity in Regulation 16.1 only applies if the relevant Indemnitee acted honestly and in good faith with a view to the best interests of the Company and, in the case of criminal proceedings, the Indemnitee had no reasonable cause to believe that his conduct was unlawful.

16.3
The decision of the Directors as to whether an Indemnitee acted honestly and in good faith and with a view to the best interests of the Company and as to whether such Indemnitee had no reasonable cause to believe that his conduct was unlawful is, in the absence of fraud, sufficient for the purposes of the Articles, unless a question of law is involved.

16.4
The termination of any Proceedings by any judgment, order, settlement, conviction or the entering of a nolle prosequi does not, by itself, create a presumption that the relevant Indemnitee did not act honestly and in good faith and with a view to the best interests of the Company or that such Indemnitee had reasonable cause to believe that his conduct was unlawful.

16.5
The Company may purchase and maintain insurance, purchase or furnish similar protection or make other arrangements including, but not limited to, providing a trust fund, letter of credit, or surety bond in relation to any Indemnitee or who at the request of the Company is or was serving as a Director, officer or liquidator of, or in any other capacity is or was acting for, another Enterprise, against any liability asserted against the person and incurred by him in that capacity, whether or not the Company has or would have had the power to indemnify him against the liability as provided in these Articles.

17
RECORDS

17.1
The Company shall keep the following documents at the office of its registered agent:

(a)
the Memorandum and the Articles;

(b)
the share register, or a copy of the share register;

(c)
the register of Directors, or a copy of the register of Directors; and

(d)
copies of all notices and other documents filed by the Company with the Registrar of Corporate Affairs in the previous 10 years.

17.2
If the Company maintains only a copy of the share register or a copy of the register of Directors at the office of its registered agent, it shall:

(a)
within 15 days of any change in either register, notify the registered agent in writing of the change; and

(b)
provide the registered agent with a written record of the physical address of the place or places at which the original share register or the original register of Directors is kept.

17.3
The Company shall keep the following records at the office of its registered agent or at such other place or places, within or outside the British Virgin Islands, as the Directors may determine:

(a)
minutes of meetings and Resolutions of Members and classes of Members;

(b)
minutes of meetings and Resolutions of Directors and committees of Directors; and

(c)
an impression of the Seal, if any.

17.4
Where any original records referred to in this Regulation are maintained other than at the office of the registered agent of the Company, and the place at which the original records is changed, the Company shall provide the registered agent with the physical address of the new location of the records of the Company within 14 days of the change of location.

17.5
The records kept by the Company under this Regulation shall be in written form or either wholly or partly as electronic records complying with the requirements of the Electronic Transactions Act.

18
REGISTERS OF CHARGES

18.1
The Company shall maintain at the office of its registered agent a register of charges in which there shall be entered the following particulars regarding each mortgage, charge and other encumbrance created by the Company:

(a)
the date of creation of the charge;

(b)
a short description of the liability secured by the charge;

(c)
a short description of the property charged;

(d)
the name and address of the trustee for the security or, if there is no such trustee, the name and address of the chargee;

(e)
unless the charge is a security to bearer, the name and address of the holder of the charge; and

(f)
details of any prohibition or restriction contained in the instrument creating the charge on the power of the Company to create any future charge ranking in priority to or equally with the charge.

19
CONTINUATION

The Company may by Resolution of Members or by a Resolution of Directors continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands in the manner provided under those laws.
20
SEAL

The Company may have more than one Seal and references herein to the Seal shall be references to every Seal which shall have been duly adopted by Resolution of Directors. The Directors shall provide for the safe custody of the Seal and for an imprint thereof to be kept at the registered office. Except as otherwise expressly provided herein the Seal when affixed to any written instrument shall be witnessed and attested to by the signature of any one Director or other person so authorised from time to time by Resolution of Directors. Such authorisation may be before or after the Seal is affixed, may be general or specific and may refer to any number of sealings. The Directors may provide for a facsimile of the Seal and of the signature of any Director or authorised person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the Seal had been affixed to such instrument and the same had been attested to as hereinbefore described.
21
ACCOUNTS AND AUDIT

21.1
The Company shall keep records that are sufficient to show and explain the Company’s transactions and that will, at any time, enable the financial position of the Company to be determined with reasonable accuracy.

21.2
The Company may by Resolution of Members call for the Directors to prepare periodically and make available a profit and loss account and a balance sheet. The profit and loss account and balance sheet shall be drawn up so as to give respectively a true and fair view of the profit and loss of the Company for a financial period and a true and fair view of the assets and liabilities of the Company as at the end of a financial period.

21.3
The Company may by Resolution of Members call for the accounts to be examined by auditors.

21.4
If the Shares are listed or quoted on a Designated Stock Exchange that requires the Company to have an audit committee, the Directors shall adopt a formal written audit committee charter and review and assess the adequacy of the formal written charter on an annual basis.

21.5
If the Shares are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and, if required, shall utilise the audit committee for the review and approval of potential conflicts of interest.

21.6
If applicable, and subject to applicable law and the rules of the SEC and the Designated Stock Exchange:

(a)
at the AGM or at a subsequent general meeting in each year, the Members shall appoint an auditor who shall hold office until the Members appoint another auditor. Such auditor may be a Member but no Director or officer or employee of the Company shall during, his continuance in office, be eligible to act as auditor;

(b)
a person, other than a retiring auditor, shall not be capable of being appointed auditor at an AGM unless notice in writing of an intention to nominate that person to the office of auditor has been given not less than ten days before the AGM and furthermore the Company shall send a copy of such notice to the retiring auditor; and

(c)
the Members may, at any meeting convened and held in accordance with these Articles, by resolution remove the auditor at any time before the expiration of his term of office and shall by resolution at that meeting appoint another auditor in his stead for the remainder of his term.

21.7
The remuneration of the auditors shall be fixed by Resolution of Directors in such manner as the Directors may determine or in a manner required by the rules and regulations of the Designated Stock Exchange and the SEC.

21.8
The report of the auditors shall be annexed to the accounts and shall be read at the meeting of Members at which the accounts are laid before the Company or shall be otherwise given to the Members.

21.9
Every auditor of the Company shall have a right of access at all times to the books of account and vouchers of the Company, and shall be entitled to require from the Directors and officers of the Company such information and explanations as he thinks necessary for the performance of the duties of the auditors.

21.10
The auditors of the Company shall be entitled to receive notice of, and to attend any meetings of Members at which the Company’s profit and loss account and balance sheet are to be presented.

22
NOTICES

22.1
Any notice, information or written statement to be given by the Company to Members may be given by personal service by mail, facsimile or other similar means of electronic communication, addressed to each Member at the address shown in the share register.

22.2
Any summons, notice, order, document, process, information or written statement to be served on the Company may be served by leaving it, or by sending it by registered mail addressed to the Company, at its registered office, or by leaving it with, or by sending it by registered mail to, the registered agent of the Company.

22.3
Service of any summons, notice, order, document, process, information or written statement to be served on the Company may be proved by showing that the summons, notice, order, document, process, information or written statement was delivered to the registered office or the registered agent of the Company or that it was mailed in such time as to admit to its being delivered to the registered office or the registered agent of the Company in the normal course of delivery within the period prescribed for service and was correctly addressed and the postage was prepaid.

23
VOLUNTARY WINDING UP

The Company may by a Resolution of Members or by a Resolution of Directors appoint a voluntary liquidator.

24
BUSINESS COMBINATION

24.1
Regulations 24.1 to 24.11 shall terminate upon consummation of any Business Combination.

24.2
The Company has until 18 months from the closing of the IPO to consummate a Business Combination, provided however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination within 18 months of the closing of the IPO, the Company may, by Resolution of Directors, at the request of the Initial Shareholders, extend the period of time to consummate a Business Combination up to four times, each by an additional three months (for a total of up to 30 months to complete a Business Combination), subject to the Initial Shareholders depositing additional funds into the Trust Account in accordance with terms as set out in the Trust Agreement. In the event that the Company does not consummate a Business Combination within 18 months from the closing of the IPO or within up to 30 months from the closing of the IPO (subject in the latter case to valid three months extensions having been made in each case (such date falling 18 months or up to 30 months, as applicable, after the closing of the IPO being referred to as the Termination Date), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the Directors of the Company shall take all such action necessary (i) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (ii) as promptly as practicable, to cease all operations except for the purpose of making such distribution and any subsequent winding up of the Company’s affairs. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.

24.3
Unless a shareholder vote is required by law or the rules of the Designated Stock Exchange, or, at the sole discretion of the Directors, the Directors determine to hold a shareholder vote for business or other reasons, the Company may enter into a Business Combination without submitting such Business Combination to its Members for approval.

24.4
Although not required, in the event that a shareholder vote is held, and a majority of the votes of the Shares entitled to vote thereon which were present at the meeting to approve the Business Combination are voted for the approval of such Business Combination, the Company shall be authorised to consummate the Business Combination.

24.5
(a)
In the event that a Business Combination is consummated by the Company other than in connection with a shareholder vote under Regulation 24.4, the Company will, subject to as provided below, offer to redeem the Public Shares for cash in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act and subject to any limitations (including but not limited to cash requirements) set forth in the definitive transaction agreements related to the initial Business Combination (the Tender Redemption Offer), provided however that the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates pursuant to such Tender Redemption Offer, whether or not such holders accept such Tender Redemption Offer. The Company will file tender offer documents with the SEC prior to consummating the Business Combination which contain substantially the same financial and other information about the Business Combination and the redemption rights as would be required in a proxy solicitation pursuant to Regulation 14A of the Exchange Act. In accordance with the Exchange Act, the Tender Redemption Offer will remain open for a minimum of 20 Business Days and the Company will not be permitted to consummate its Business Combination until the expiry of such period. If in the event a Member holding Public Shares accepts the Tender Redemption Offer and the Company has not otherwise withdrawn the tender offer, the Company shall, promptly after the consummation of the Business Combination, pay such redeeming Member, on a pro rata basis, cash equal to the applicable Per-Share Redemption Price.

(b)
In the event that a Business Combination is consummated by the Company in connection with a shareholder vote held pursuant to Regulation 24.4 in accordance with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (the Redemption Offer), the Company will, subject as provided below, offer to redeem the Public Shares, other than those Shares held by the Initial Shareholders or their affiliates, regardless of whether such shares are voted for or against the Business Combination, for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price, provided however that: (i) the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates pursuant to such Redemption Offer, whether or not such holders accept such Redemption Offer; and (ii) any other redeeming Member who either individually or together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as such term is defined under Section 13 of the Exchange Act) shall not be permitted to redeem, without the consent of the Directors, more than fifteen percent (15%) of the total Public Shares sold in the IPO.
(c)
In no event will the Company consummate the Tender Redemption Offer or the Redemption Offer under Regulation 24.5(a) or 24.5(b) or an Amendment Redemption Event under Regulation 24.11 if such redemptions would cause the Company to have net tangible assets of less than US$5,000,001 prior to or upon consummation of a Business Combination.

24.6
A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an Automatic Redemption Event, an Amendment Redemption Event or in the event he accepts a Tender Redemption Offer or a Redemption Offer where the Business Combination is consummated. In no other circumstances shall a holder of Public Shares have any right or interest of any kind in or to the Trust Account.

24.7
Following the IPO, the Company will not issue any Securities (other than Public Shares) prior to a Business Combination that would entitle the holder thereof to (i) receive funds from the Trust Account; or (ii) vote on any Business Combination.

24.8
In the event the Company seeks to complete a Business Combination with a company that is affiliated with an Initial Shareholder, the Company will obtain an opinion from an independent investment banking firm which is a member of FINRA or independent accounting firm that such a Business Combination is fair to the Company from a financial point of view.

24.9
The Company will not effectuate a Business Combination with another “blank cheque” company or a similar company with nominal operations.

24.10
Immediately after the Company’s IPO, that amount of the net proceeds received by the Company from the IPO (including proceeds of any exercise of the underwriter’s over-allotment option) and from the simultaneous private placement by the Company as is stated in the Company’s registration statement on Form S-1 filed with the SEC (such registration statement at the time it initially goes effective, the Registration Statement) to be deposited in the Trust Account shall be so deposited and thereafter held in the Trust Account until released in the event of a Business Combination or otherwise in accordance with this Regulation 24. Neither the Company nor any officer, Director or employee of the Company will disburse any of the proceeds held in the Trust Account until the earlier of (i) a Business Combination, or (ii) an Automatic Redemption Event or in payment of the acquisition price for any shares which the Company elects to purchase, redeem or otherwise acquire in accordance with this Regulation 24, in each case in accordance with the trust agreement governing the Trust Account; provided that interest earned on the Trust Account (as described in the Registration Statement) may be released from time to time to the Company to pay the Company’s tax obligations and up to US$ 50,000 of such interest may also be released from the Trust Account to pay any liquidation expenses of the Company if applicable.

24.11
In the event the Directors of the Company propose any amendment to Regulation 24 or to any of the other rights of the Ordinary Shares as set out at Clause 6.1 of the Memorandum prior to, but not for the purposes of approving or in conjunction with the consummation of, a Business Combination that would affect the substance or timing of the Company’s obligations as described in this Regulation 24 to pay or to offer to pay the Per-Share Redemption Price to any holder of the Public Shares (an Amendment) and such Amendment is (i) duly approved by a Resolution of Members; and (ii) the amended Memorandum and Articles reflecting such amendment are to be filed at the

Registry of Corporate Affairs (an Approved Amendment), the Company will offer to redeem the Public Shares of any Member for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price (an Amendment Redemption Event), provided however that the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates pursuant to such offer, whether or not such holders accept such offer.
25
Business Opportunities

25.1
In recognition and anticipation of the facts that: (a) directors, managers, officers, members, partners, managing members, employees and/or agents of one or more members of the Sponsor Group (each of the foregoing, a Sponsor Group Related Person) may serve as directors and/or officers of the Company; and (b) the Sponsor Group engages, and may continue to engage in the same or similar activities or related lines of business as those in which the Company, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Company, directly or indirectly, may engage, the provisions under this heading “Business Opportunities” are set forth to regulate and define the conduct of certain affairs of the Company as they may involve the Members and the Sponsor Group Related Persons, and the powers, rights, duties and liabilities of the Company and its officers, directors and Members in connection therewith.

25.2
To the fullest extent permitted by Applicable Law, the directors and officers of the Company shall have no duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, and subject to his or her fiduciary duties under Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity offered to any director and officer of the Company, on the one hand, and the Company, on the other, unless such opportunity is expressly offered to such director or officer of the Company solely in their capacity as an Officer or director of the Company and the opportunity is one the Company is permitted to complete on a reasonable basis.

25.3
Except as provided elsewhere in the Articles, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and the Sponsor Group, about which a director and/or officer of the Company who is also an Sponsor Group Related Person acquires knowledge.

25.4
To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

We, Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands, for the purpose of incorporating a BVI business company under the laws of the British Virgin Islands hereby sign these Articles of Association.
Dated [•]
Incorporator
Signed for and on behalf of Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands

Signature of authorised signatory

Print name

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail BLUE SAFARI GROUP ACQUISITION CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 4, 2022.INTERNET –www.cstproxyvote.comUse the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.Vote at the Meeting –If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend: www.cstproxy.com/bluesafarigroup/2022MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PROXY CARD FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Please mark THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. your votes like this 1.Proposal No. 1 — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION — FOR AGAINST ABSTAIN 2.Proposal No. 2 — APPROVAL OF ADJOURNMENT —to direct the Chairman of the extraordinary general meeting to adjourn the extraordinary FOR AGAINST ABSTAIN to extend the date by which the company has to consummate a business combination (the “extension”) up to four (4) times for an additional three month each time from December 14, 2022 to December 14, 2023. general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the meeting, there are not sufficient votes to approve the proposal 1. CONTROL NUMBERSignature Signature, if held jointly Date , 2022Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. If signing as a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Internet Availability of Proxy Materials for the Extraordinary General Meeting of BLUE SAFARI GROUP ACQUISITION CORP.To view the 2022 Proxy Statement and to attend the Extraordinary General Meeting, please go to: https://www.cstproxy.com/bluesafarigroup/2022 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED BLUE SAFARI GROUP ACQUISITION CORP.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Naphat Sirimongkolkasem, with full power of substitution, as proxy of the undersigned to attend the Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”) of Blue Safari Group Acquisition Corp., to be held at the offices of Davis Polk & Wardwell LLP located at 450 Lexington Avenue, New York, NY 10017 and also virtually at https://www.cstproxy.com/bluesafarigroup/2022 and via teleconference as described in the Proxy Statement on December 5, 2022 at 9:00 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there present on all matters set forth in the Notice of Extraordinary General Meeting, dated November 18, 2022 (the “Notice”), a copy of which has been received by the undersigned, as follows:The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.THE SHARES REPRESENTED BY THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NOS. 1 AND 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, UNLESS SUCH AUTHORITY IS WITHHELD ON THIS PROXY CARD, THE PROXIES WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.(Continued, and to be marked, dated and signed, on the other side)